UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

KKR & Co. Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34820	26-0426107

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards

New York, NY 10001

Telephone: (212) 750-8300

(Address, zip code, and telephone number, including

area code, of registrant’s principal executive office.)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange

6.00% Series C Mandatory Convertible Preferred Stock	KKR PR C	New York Stock Exchange

4.625% Subordinated Notes due 2061 of KKR Group Finance Co. IX LLC	KKRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On October 11, 2021, KKR & Co. Inc. (“Old Pubco” and, together with its subsidiaries, “KKR”) announced a Reorganization Agreement that provides for, among other things, merger transactions (the “Mergers”) pursuant to which all holders of shares of common stock of Old Pubco, and all holders of interests in KKR Holdings L.P., a Delaware limited partnership (“KKR Holdings”), an entity through which certain current and former KKR employees hold interests in KKR, in each case, immediately prior to such Mergers, will receive shares of common stock of KKR Aubergine Inc. (“New Pubco”).

On May 31, 2022 (the “Closing Date”), the Mergers were completed and, pursuant to the terms of the Pubco Merger Agreement (as defined below), Old Pubco became a wholly-owned subsidiary of New Pubco, which replaced Old Pubco as the holding company for the KKR business. Upon the closing of the Mergers, New Pubco changed its name to “KKR & Co. Inc.” and began trading on the New York Stock Exchange (the “NYSE”) under Old Pubco’s ticker symbol, “KKR.”

This Current Report on Form 8-K is being filed for the purpose of establishing New Pubco as successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of New Pubco common stock (“New Pubco Common Stock”), par value $0.01 per share, and Series C Mandatory Convertible Preferred Stock (“New Pubco Series C Preferred Stock”), par value $0.01 per share, are deemed registered under Section 12(b) of the Exchange Act as the common stock and Series C Mandatory Convertible Preferred Stock, respectively, of the successor issuer. Following the consummation of the Mergers, shares of New Pubco Common Stock and New Pubco Series C Preferred Stock continue to trade on the NYSE on an uninterrupted basis under the ticker symbols “KKR” and “KKR PR C” with the same CUSIP numbers (48251W104) and (48251W401), respectively.

Immediately after the consummation of the Mergers, New Pubco has the same directors, executive officers and management and, on a consolidated basis, the same assets, business and operations as Old Pubco had immediately prior to the consummation of the Mergers. New Pubco’s employer identification number is 88-1203639.

The Mergers do not include the cancellation of the New Pubco Series I Preferred Stock (as defined below) or the vesting of all voting power in the New Pubco Common Stock on a one vote per share basis on the Sunset Date (as defined below), which will be not later than December 31, 2026.

Item 1.01	Entry into a Material Definitive Agreement.

The Mergers

Prior to the Closing Date, KKR Aubergine Merger Sub I LLC and KKR Aubergine Merger Sub II LLC, both Delaware limited liability companies and direct wholly-owned subsidiaries of New Pubco were formed (“Merger Sub I” and “Merger Sub II”, respectively). On the Closing Date, pursuant to the Agreement and Plan of Merger (the “Pubco Merger Agreement”), dated as of May 31, 2022, among Old Pubco, New Pubco and Merger Sub II, Merger Sub II merged with and into Old Pubco with Old Pubco surviving as a direct, wholly-owned subsidiary of New Pubco (the “Pubco Merger”). Immediately thereafter, pursuant to the Agreement and Plan of Merger (the “Holdings Merger Agreement”), dated as of May 31, 2022, among KKR Holdings, KKR Holdings GP Limited, a Cayman Islands exempted company and the general partner of KKR Holdings (“Holdings GP”), New Pubco and Merger Sub I, Merger Sub I merged with and into KKR Holdings, with KKR Holdings surviving as a wholly-owned subsidiary of New Pubco (the “Holdings Merger”). Upon the closing of the Pubco Merger and Holdings Merger, Old Pubco changed its name to “KKR Group Co. Inc.” and KKR Holdings changed its name to “KKR Group Holdings L.P.”. The Mergers are intended to be a tax-free transaction for U.S. federal income tax purposes for stockholders of Old Pubco.

In accordance with the terms of the Pubco Merger Agreement, (i) each share of common stock, $0.01 par value, of Old Pubco (and each unit, representing a Class A limited partner interest in KKR Holdings, convertible into a share of Old Pubco common stock) outstanding immediately prior to the effective time of the Pubco Merger (the “Pubco Merger Effective Time”) was converted automatically into one validly issued, fully paid and non-assessable share of New Pubco Common Stock (or, as applicable, the right to receive one share of New Pubco Common Stock), (ii) each share of Series C Mandatory Convertible Preferred Stock, $0.01 par value, of Old Pubco (“Old Pubco Series C Preferred Stock”) outstanding immediately prior to the Pubco Merger Effective Time was converted automatically into one validly issued, fully paid and non-assessable share of New Pubco Series C Preferred Stock, and (iii) the sole share of Series I Preferred Stock, $0.01 par value, of Old Pubco outstanding immediately prior to the Pubco Merger Effective Time was converted into one validly issued, fully paid and non-assessable share of Series I Preferred Stock, $0.01 par value, of New Pubco (“New Pubco Series I Preferred Stock”), in each case having the same designations, rights, powers, and preferences, and the qualifications, limitations, and restrictions as the corresponding class and series of capital stock so converted. Immediately prior to the Pubco Merger Effective Time, all outstanding shares of Series II Preferred Stock, $0.01 par value, of Old Pubco (“Old Pubco Series II Preferred Stock”) were cancelled and extinguished for no consideration. The Pubco Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without further action required by the holders of Old Pubco Common stock or Old Pubco Series C Preferred Stock.

As a result of the Pubco Merger Agreement, New Pubco became the successor issuer to Old Pubco pursuant to Rule 12g-3(a) of the Exchange Act, and, as a result, shares of New Pubco Common Stock and New Pubco Series C Preferred Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock and Series C Mandatory Convertible Preferred Stock, respectively, of the successor issuer.

In accordance with the terms of the Holdings Merger Agreement, (i) each unit representing Class A limited partner interests in KKR Holdings was converted into the right to receive, subject to certain lock-up conditions, (A) one validly issued, fully paid and non-assessable share of New Pubco Common Stock and (B) a fraction of shares of New Pubco Common Stock equal to 8,500,000 divided by the number of Class A limited partner interests in KKR Holdings outstanding as of immediately prior to the effective time of the Holdings Merger, and (ii) KKR Group Holdings Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Old Pubco, was admitted as the sole general partner of KKR Holdings in substitution of Holdings GP.

Amendment to the Tax Receivable Agreement

Old Pubco and KKR Holdings were parties to a tax receivable agreement (the “Tax Receivable Agreement”), which required Old Pubco to pay to KKR Holdings or to its limited partners a portion of any cash tax savings realized by Old Pubco resulting from their exchange of Class A units in KKR Group Partnership L.P. (the “KKR Group Partnership Units”) for shares of Old Pubco’s common stock.

In connection with the Mergers, following the final exchange of KKR Group Partnership Units that occurred on May 18, 2022 (the “Final Exchange”), KKR Holdings, Old Pubco and the other parties thereto terminated the Tax Receivable Agreement by an amendment thereto (the “TRA Amendment”) with respect to any exchanges of KKR Group Partnership Units following the Final Exchange; provided that, notwithstanding such termination of the Tax Receivable Agreement, all obligations of Old Pubco to make payments arising under the Tax Receivable Agreement with respect to the Final Exchange and any exchanges completed prior to the Final Exchange shall remain outstanding until fully paid.

The foregoing descriptions of the Mergers, including the Pubco Merger, the PubCo Merger Agreement, the Holdings Merger, the Holdings Merger Agreement and the TRA Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the PubCo Merger Agreement, the Holdings Merger Agreement, and the TRA Amendment which are filed as exhibits 2.1, 2.2 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The information set forth above under Item 2.03 of this Current Report Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 of this Current Report Form 8-K with respect to the termination of the Tax Receivable Agreement is hereby incorporated by reference into this Item 1.02. The description of the material terms and conditions of the Tax Receivable Agreement set forth in Item 13 of Old Pubco’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report on Form 10-K”), filed by Old Pubco on February 28, 2022, is hereby incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Mergers, New Pubco replaced Old Pubco as guarantor to 5.500% Senior Notes due 2043 issued by KKR Group Finance Co. II LLC; 5.125% Senior Notes due 2044 issued by KKR Group Finance Co. III LLC; 0.509% Senior Notes due 2023, 0.764% Senior Notes due 2025 and 1.595% Senior Notes due 2038 issued by KKR Group Finance Co. IV LLC; 1.625% Senior Notes due 2029 issued by KKR Group Finance Co. V LLC; 3.750% Senior Notes due 2029 issued by KKR Group Finance Co. VI LLC; 3.625% Senior Notes due 2050 issued by KKR Group Finance Co. VII LLC; 3.500% Senior Notes due 2050 issued by KKR Group Finance Co. VIII LLC; 4.625% Senior Notes due 2061 issued by KKR Group Finance Co. IX LLC; 3.250% Senior Notes due 2051 issued by KKR Group Finance Co. X LLC; 1.054% Senior Notes due 2027, 1.244% Senior Notes due 2029, 1.437% Senior Notes due 2032, 1.553% Senior Notes due 2034 and 1.795% Senior Notes due 2037 issued by KKR Group Finance Co. XI LLC, and 4.850% Senior Notes due 2032 issued by KKR Group Finance Co. XII LLC, each an indirect subsidiary of New Pubco, pursuant to supplemental indentures to the relevant indentures.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Mergers, New Pubco Common Stock and New Pubco Series C Preferred Stock continue to trade on the NYSE on an uninterrupted basis under the ticker symbols “KKR” and “KKR PR C,” respectively.

The information set forth in Item 1.01, Item 5.03 and under the heading “Successor Issuer” in Item 8.01 of this Current Report on Form 8-K describing the succession of New Pubco to Exchange Act Section 12(b) reporting obligations of Old Pubco, is hereby incorporated by reference in this Item 3.01.

In connection with the Mergers, on the Closing Date, Old Pubco requested that the NYSE file with the U.S. Securities and Exchange Commission (the “Commission”) a notification on Form 25 to delist the Old Pubco Common Stock and Old Pubco Series C Preferred Stock from the NYSE and deregister the Old Pubco Common Stock and Old Pubco Series C Preferred Stock under Section 12(b) of the Exchange Act. After effectiveness of the Form 25, Old Pubco intends to file a Form 15 with the SEC to deregister the Old Pubco Common Stock and Old Pubco Series C Preferred Stock under the Exchange Act and to suspend Old Pubco’s reporting obligations under Section 15(d) of the Exchange Act (except to the extent of the succession of New Pubco to the Exchange Act Section 12(b) registration and reporting obligations of Old Pubco as described under the heading, “Successor Issuer,” under Item 8.01 below).

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth above under the heading “The Mergers” under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 3.03	Material Modification of Rights of Security Holders.

Upon consummation of the Mergers, each share of Old Pubco Common Stock and Old Pubco Series C Preferred Stock issued and outstanding immediately prior to the Pubco Merger automatically converted into an equivalent corresponding share of New Pubco Common Stock and New Pubco Series C Preferred Stock, respectively, having the same designations, rights, powers, and preferences and the qualifications, limitations, and restrictions as the corresponding class and series of capital stock so converted.

The information set forth in Item 1.01, Item 5.03 and under the heading “Successor Issuer” in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 1.01 and Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of New Pubco and their committee membership and titles, which are listed below, are the same as the directors of Old Pubco immediately prior to the Mergers.

Name	Age	Audit Committee	Conflicts Committee	Nominating and Corporate Governance Committee	Executive Committee
Henry R. Kravis	78			Co-Chair	X
George R. Roberts	78			Co-Chair	X
Joseph Y. Bae	50
Scott C. Nuttall	49
Adriane M. Brown	63
Matthew R. Cohler	45
Mary N. Dillon	61		X
Joseph A. Grundfest	70	Chair
Arturo Gutiérrez Hernández	56
John B. Hess	68
Dane E. Holmes	51
Xavier B. Niel	54
Patricia F. Russo	69		X
Thomas M. Schoewe	69	X	X
Robert W. Scully	72	X	Chair	X
Evan T. Spiegel	31

Each of Messrs. Kravis and Roberts will serve as New Pubco’s Co-Executive Chairmen. Biographical information about New Pubco’s directors is included in Item 10 of the Annual Report on Form 10-K under the caption “Directors and Executive Officers” and is incorporated by reference herein.

The executive officers of New Pubco and their positions and titles, which are listed below, are identical to the executive officers of Old Pubco immediately prior to the Mergers.

Name	Age	Position(s)
Henry R. Kravis	78	Co-Executive Chairman
George R. Roberts	78	Co-Executive Chairman
Joseph Y. Bae	50	Co-Chief Executive Officer
Scott C. Nuttall	49	Co-Chief Executive Officer
Robert H. Lewin	43	Chief Financial Officer
David J. Sorkin	62	General Counsel and Secretary
Ryan D. Stork	50	Chief Operating Officer

Biographical information about New Pubco’s executive officers is included in Item 10 of the Annual Report on Form 10-K under the caption “Directors and Executive Officers” and is incorporated by reference herein.

In connection with the Mergers, on the Closing Date, Old Pubco and New Pubco entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which, effective as of the Pubco Merger Effective Time, New Pubco assumed, among other agreements, the Amended and Restated KKR & Co. Inc. 2010 Equity Incentive Plan (the “2010 Plan”), the Amended and Restated KKR & Co. Inc. 2019 Equity Incentive Plan (the “2019 Plan”), outstanding awards granted under the 2010 Plan and 2019 Plan, and the indemnification agreements between Old Pubco and each of KKR Management LLP (“KKR Management”) and directors of Old Pubco (such assumed agreements collectively, the “Assumed Agreements”). On the Closing Date, as of the Pubco Merger Effective Time, each of the Assumed Agreements was automatically deemed to be amended as necessary to provide that references to Old Pubco in such Assumed Agreement will be read to refer to New Pubco and references to Old Pubco Common Stock in such Assumed Agreement will be read to refer to New Pubco Common Stock. Information regarding the compensation arrangements of New Pubco’s named executive officers is included in Item 11 of the Annual Report on Form 10-K and is incorporated by reference herein.

The information required to be disclosed pursuant to Items 401(b), (d) and (e) of Regulation S-K relating to the executive officers is included in Item 10 of the Annual Report on Form 10-K and is incorporated by herein.

Certain transactions between New Pubco and such officers and directors required to be disclosed pursuant to Item 404(a) of Regulation S-K are included in Item 13 of the Annual Report on Form 10-K and is incorporated by reference herein.

The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment and Assumption Agreement which is filed as exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Immediately prior to the Pubco Merger Effective Time on the Closing Date, Old Pubco amended and restated its certificate of incorporation and bylaws, to (i) eliminate the Old Pubco Series II Preferred Stock so that each outstanding share of Old Pubco Series II Preferred Stock was, as of the Closing Date, cancelled and extinguished for no further consideration and (ii) provide for, on the Sunset Date (as defined below): (A) the elimination of New Pubco Series I Preferred Stock; and (B) the vesting of all voting power relating to holders of New Pubco Common Stock in the New Pubco Common Stock on a one vote per share basis. The “Sunset Date” will be the earlier of (i) December 31, 2026 and (ii) the six-month anniversary of the first date on which the death or permanent disability of both of Messrs. Kravis and Roberts has occurred (or any earlier date consented to by KKR Management in its sole discretion).

Upon consummation of the Pubco Merger, the Amended and Restated Certificate of Incorporation of New Pubco (the “New Pubco A&R Certificate of Incorporation”) and the Amended and Restated Bylaws of New Pubco (the “New Pubco A&R Bylaws”) were the same as the certificate of incorporation and bylaws of Old Pubco immediately prior to the consummation of the Pubco Merger (after the amendments and restatements as described in the preceding paragraph), respectively, other than certain technical changes permitted by Section 251(g) of the DGCL. The New Pubco A&R Certificate of Incorporation was filed with the Secretary of State of Delaware on May 31, 2022.

The foregoing descriptions of the New Pubco A&R Certificate of Incorporation and the New Pubco A&R Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the New Pubco A&R Certificate of Incorporation and the New Pubco A&R Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2022, KKR Management, by a written consent as the sole holder of Series I Preferred Stock of Old Pubco, approved the amended and restated certificate of incorporation of Old Pubco described under Item 5.03 of this Current Report on Form 8-K.

Item 8.01	Other Items.

Successor Issuer

In connection with the Mergers and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New Pubco is the successor issuer to Old Pubco and has succeeded to the attributes of Old Pubco as the registrant. Shares of New Pubco Common Stock and New Pubco Series C Preferred Stock are deemed to be registered under Section 12(b) of the Exchange Act, and New Pubco is subject to the information requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Pubco hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Capital Stock

The description of New Pubco’s capital stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of Old Pubco’s capital stock in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of New Pubco’s filings with the Commission pursuant to the Securities Act, the Exchange Act, and the rules and forms promulgated thereunder.

Allocation of Remaining Unallocated KKR Holdings Units

As previously disclosed in October 2021, Holdings GP was authorized to allocate the balance of any outstanding and unallocated KKR Holdings Units prior to the Closing Date. On May 27, 2022, Holdings GP allocated 535,185 units of KKR Holdings L.P. to Mr. Kravis and 535,184 units of KKR Holdings L.P. to Mr. Roberts’ trust.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of May 31, 2022, among KKR & Co. Inc., KKR Aubergine Inc. and KKR Aubergine Merger Sub II LLC.
Exhibit 2.2	Agreement and Plan of Merger, dated as of May 31, 2022, among KKR Holdings L.P., KKR Holdings GP Limited, KKR Aubergine Inc. and KKR Aubergine Merger Sub I LLC.
Exhibit 3.1	Amended and Restated Certificate of Incorporation of KKR & Co. Inc. (formerly KKR Aubergine Inc.).
Exhibit 3.2	Amended and Restated Bylaws of KKR & Co. Inc. (formerly KKR Aubergine Inc.).
Exhibit 10.1	Amendment No. 2 to Tax Receivable Agreement, dated as of May 30, 2022, among KKR Holdings L.P., KKR Holdings (AIV) L.P., KKR & Co. Inc. and KKR Group Holdings Corp.
Exhibit 10.2	Assignment and Assumption Agreement, dated as of May 31, 2022, by KKR & Co. Inc. and KKR Aubergine Inc.
Exhibit 99.1	Description of Capital Stock.
Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (including Exhibit 99.1) constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but not limited to the statements with respect to: the anticipated tax treatment of the Mergers, the elimination of the New Pubco Series I Preferred Stock, and changes to the voting rights of the New Pubco Common Stock. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “think,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. The forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. If a change occurs, KKR’s business, financial condition, liquidity and results of operations, outstanding shares of common stock, and capital structure may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to vary from the forward-looking statements: whether KKR realizes all or any of the anticipated benefits from the Reorganization Agreement and the timing of realizing such benefits; whether there are any increased or unforeseen costs associated with the Reorganization Agreement; and any adverse change in tax law or regulatory requirements. All forward-looking statements speak only as of the date hereof. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Additional information about factors affecting KKR is available in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q for subsequent quarters and other filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: May 31, 2022	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Secretary